                                                                   EXHIBIT 10.24

                   FIRST AMENDMENT TO TRUST AGREEMENT BETWEEN
                      FIDELITY MANAGEMENT TRUST COMPANY AND
                                  SYBASE, INC.

         THIS FIRST AMENDMENT, dated as of the 1st day of April, 2002, except as otherwise indicated below, by and between Fidelity Management Trust Company (the "Trustee") and Sybase, Inc. (the "Sponsor");

                                   WITNESSETH:

         WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated May 1, 2000, with regard to the Sybase, Inc. 401(k) Plan (the "Plan"); and

         WHEREAS, the Sponsor directed the Trustee, in accordance with Section 7(c) of the Trust Agreement, to liquidate all participant balances held in the Templeton Foreign Fund - Class A on November 16, 2001, and to invest the proceeds in the Morgan Stanley Institutional Fund, Inc., International Equity Portfolio - Class B. The parties hereto agree that the Trustee exercised no discretionary authority with respect to this sale and transfer directed by the Sponsor; and

         WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof;

         NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

         (1) Effective November 16, 2001, amending the "investment options" section of Schedules "A" and "C", to delete the following:

                           -        Templeton Foreign Fund - Class A

         (2) Effective November 16, 2001, amending the "investment options" section of Schedules "A" and "C", to add the following:

                           - Morgan Stanley Institutional Fund, Inc., International Equity Portfolio - Class B

                           -        UAM: ICM Small Company Portfolio -
                                    Institutional Class

         (3) Effective November 16, 2001, amending and restating the "investment options" section of Schedules "A" and "C", as follows:

                  -        Fidelity Equity-Income Fund

                  -        Fidelity Fund

                  -        Fidelity Money Market Trust: Retirement Money Market
                           Portfolio

                  -        MFS Massachusetts Investors Growth Stock Fund - Class
                           A

                  - Morgan Stanley Institutional Fund, Inc., International Equity Portfolio - Class B

                  -        PAX World Fund

                  -        PIMCO Total Return Fund - Administrative Class

                  -        Putnam International Growth Fund - Class A

                  -        Spartan(R) U.S. Equity Index Fund

                  -        UAM: ICM Small Company Portfolio - Institutional
                           Class

Sybase, Inc.
First Amendment
Core/Q/Trust

                  -        Undiscovered Managers Behavioral Growth Fund -
                           Investor Class

         (4) Amending the "money classifications" section of Schedule "A", to add the following:

                           -        Employee Pretax Catch-Up

         (5) Amending and restating the "Non-Fidelity Mutual Funds" section of Schedule "B", as follows:

Non-Fidelity Mutual Funds:          Non-Fidelity Mutual Fund vendors shall pay
                                    fees directly to Fidelity Investments
                                    Institutional Operations Company, Inc.
                                    (FIIOC) or its affiliates equal to such
                                    percentage (generally 25 to 50 basis points) of plan assets invested in such Non-Fidelity
                                    Mutual Funds as may be disclosed
                                    periodically, or, in the case of the
                                    following investment options, in the amounts listed below:

                                    PAX World Fund: 35 basis points.

                                    MFS Massachusetts Investors Growth Stock
                                    Fund - Class A:
                                    25 basis points.

                                    Undiscovered Managers Behavioral Growth Fund
                                    - Investor Class: 35 basis points.

                                    Putnam International Growth Fund - Class A:
                                    25 basis points.

                                    UAM: ICM Company Portfolio - Institutional
                                    Class: 15 basis points.

                                    Unless otherwise noted, disclosure shall be posted and updated quarterly on Plan Sponsor Webstation at https://psw.fidelity.com or a successor site.

         IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this First Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

SYBASE, INC.                              FIDELITY MANAGEMENT TRUST
                                          COMPANY

By: /s/ Daniel R Carl  3/29/02            By: /s/ [ILLEGIBLE]            6/21/02
   ----------------------------              -----------------------------------
                         Date                FMTC Authorized Signatory     Date

Sybase, Inc.
First Amendment
Core/Q/Trust

                                        2